THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE "ACT") OR ANY APPLICABLE STATE SECURITIES LAWS.  SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES ADMINISTRATION OR REGULATORY AUTHORITY.

LOAN AGREEMENT

THIS AGREEMENT dated as of the 28th day of July, 2014

BETWEEN:

POLY SHIELD TECHNOLOGIES INC., a corporation formed under the laws of the State of Delaware with an address located at 151 San Francisco Street, Suite 201, San Juan, Puerto Rico 00901

(hereinafter called the "Company")  OF THE FIRST PART

AND:

KF BUSINESS VENTURES, LP,  a limited partnership formed under the laws of the State of California with an address located at 10866 Wilshire Boulevard, Suite 1500, Los Angeles, California 90024

(hereinafter called the "Lender")  OF THE SECOND PART

WHEREAS:

The Company desires to borrow from the Lender, and the Lender has agreed to lend to the Company, up to $2,400,000 on the terms and subject to the conditions set out herein;

NOW THEREFORE THIS AGREEMENT WITNESSES THAT for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto mutually covenant and agree as follows:

1.

INTERPRETATION

1.1.

Definitions.  Where used herein or in any amendment hereto each of the following words and phrases shall have the meanings set forth as follows:

(a)

“Additional Warrants” means, collectively, the additional Common Stock purchase warrants delivered by the Company to the Lender in accordance with Section 2.5, which Additional Warrants shall be in the form attached as Schedule “C” hereto, with such changes thereto as are necessary to conform said form to the terms and conditions contained in Section 2.5;

(b)

“Affiliate” means, with respect to any person, any other person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such person;

(c)

“Advance” has the meaning set forth in Section 2.1;

(d)

“Commission” means the United States Securities and Exchange Commission;

(e)

“Common Stock” means the common stock of the Company, par value $0.001 per share;

(f)

“Change in Control” means any person or group of persons (as defined in Section 13(d) and 14(d) of the Exchange Act) together with such person or group of persons’ Affiliates becoming, directly or indirectly, the beneficial owner (as defined in Rule 13d-3 promulgated under the Exchange Act) of 50% or more of the combined voting power of the Company’s then outstanding securities, provided that no change in control shall be deemed to occur if such person or group of persons is (i) the Company or any of its subsidiaries; (ii) any employee benefit plan of the Company, (iii) a corporation or other entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company at the time of such transaction or (iv) as of the date hereof, the beneficial owner of 50% or more of the combined voting power of the Company’s outstanding securities;

(g)

"Event of Default" means any event set forth in Section 8.1;

(h)

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder;

(i)

“Existing Loan” means the indebtedness of the Company for borrowed money to the Lender pursuant to the Existing Loan Documents;

(j)

“Existing Loan Amendment” means an amendment to the Existing Loan Documents executed and delivered by the parties to one another pursuant to Section 2.10, which shall be in the form attached as Schedule “A” hereto;

(k)

“Existing Loan Documents” means, collectively, (i) that certain Loan Agreement dated as of January 15, 2014, as amended by Amendment No. 1 to the Loan Agreement dated March 10, 2014, between the Company and the Lender (the “Existing Loan Agreement”), (ii) that certain Promissory Note dated January 15, 2014 by the Company to the order of the Lender in the original principal amount of $2,000,000.00 (the “Existing Loan Note”), and (iii) those certain Warrants Certificate Nos. 5033017-001 and 5033017-002 dated January 15, 2014 and those certain Warrant Certificates Nos. 5033017-003 and 5033017-004 dated March 10, 2014 (the “Existing Loan Warrants”);

(l)

“Initial Warrants” means the Common Stock purchase warrants delivered by the Company to the Lender in accordance with Section 3.1, which Warrants shall be in the form attached as Schedule “C” hereto;

(m)

“Loan” has the meaning set forth in Section 2.1;

(n)

“Loan Documents” means, collectively, this Agreement, the Note and the Warrants, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated in this Agreement;

(o)

“Material Adverse Effect” has the meaning set forth in Section 6.1(a);

(p)

“MI 51-105” means Canadian Multilateral Instrument 51-105 – Issuers Quoted in the U.S. Over-the-Counter Markets of the Canadian Securities Administrators, as amended or interpreted from time to time, or any similarly applicable rule, regulation or policy having substantially the same purpose or effect as MI 51-105;

(q)

“Note” means an unsecured non-convertible promissory note issued by the Company to the Lender pursuant to Section 2.77, which shall be in the form attached as Schedule “B” hereto;

(r)

“Permitted Transferee” means a transferee of Warrants, the transfer of which was (i) consented to by the Company, or (ii) did not require the Company’s consent as set out in Section 3.2;

(s)

“Proposed Resale” has the meaning set forth in Section 4.4(b);

(t)

“Proceeding” means an action, claim, suit, investigation or other proceeding;

(u)

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as Rule 144;

(v)

“Rule 506 ” means Rule 506 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as Rule 506;

(w)

“SEC Reports” has the meaning set forth in Section 6.1(e);

(x)

“Securities” means, collectively, Notes, the Warrants, and the Warrant Shares;

(y)

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder;

(z)

“Shell Company” means an issuer set out in Rule 144(i)(1)(i);

(aa)

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the OTC Bulletin Board or any of the markets maintained by the OTC Markets Group Inc. (or any successor to the forgoing);

(bb)

“US Legend” means the restrictive legend referred to in Section 4.3, including, without limitation, the legend set forth in that Section or such similar or other legends as deemed advisable by the lawyers for the Company to ensure compliance with the Securities Act and any other applicable laws or regulations;

(cc)

“Warrants” means, collectively, (i) Initial Warrants, and (ii) the Additional Warrants; and

(dd)

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

1.2.

Number and Gender.  Wherever the singular or the masculine are used herein the same shall be deemed to include the plural or the feminine or the body politic or corporate where the context or the parties so require.

1.3.

Headings.  The headings to the articles, paragraphs, subparagraphs or clauses of this Agreement are inserted for convenience only and shall not affect the construction hereof.

1.4.

References.  Unless otherwise stated a reference herein to a numbered or lettered article, paragraph, subparagraph or clause refers to the article, paragraph, subparagraph or clause bearing that number or letter in this Agreement.  A reference to this Agreement or herein means this Loan Agreement, including all schedules and exhibits hereto, and together with any amendments thereof.

1.5.

Currency.  All dollar amounts expressed herein refer to lawful currency of The United States of America.

2.

TERMS OF LOAN

2.1.

Loan and Advance of Funds.  The Company agrees to borrow from Lender, and subject to satisfaction or waiver by Lender of the Condition Precedent (as defined in Section 2.2 below), Lender hereby agrees to lend to the Company, the sum of Two Million Four Hundred Thousand Dollars ($2,400,000.00) (the “Loan”), to be advanced to the Company in eight (8) equal monthly installments of Three Hundred Thousand Dollars ($300,000.000) each (each an “Advance”), commencing on September 1, 2014 and on the first (1st) day of each consecutive calendar month thereafter until fully advanced.

2.2.

Condition Precedent to Advances.  Notwithstanding any other provision of this Agreement, the Lender’s obligation to provide the Advances shall be subject to the express condition precedent that the Company shall have executed and/or delivered to the Lender (i) the Existing Loan Amendment, (ii) the Note, (iii) the Initial Warrants, (iv) a certificate of the secretary of the Company certifying that the Board of Directors of the Company has adopted resolutions authorizing the Company to enter into the Loan Documents, borrow the Loan from Lender pursuant thereto, perform its obligations thereunder and consummate the transaction contemplated thereby, and (v) a current itemized monthly budget of the Company in such form and substance as may be proposed by the Company and approved by Lender in its sole and absolute discretion (the “Initial Budget”, and (i) through (v) collectively being the “Condition Precedent”). The Condition Precedent shall be for the sole benefit of the Lender and may be waived by the Lender in writing at its sole and absolute discretion. If the Condition Precedent is not satisfied or waived on or before the date upon which any Advance is to be made pursuant to the terms of this Agreement, Lender shall have the right (but not the obligation) (i) to make one or more Advances, in which case the Condition Precedent shall be deemed waived in respect to the Advances so made, but shall remain in full force and effect as to all subsequent Advances under Section 2.1, or (ii) to terminate its obligation to lend the Advances to the Company as determined in Lender’s sole and absolute discretion by written notice to such effect to the Company, in which case Lender’s obligation to lend any subsequent Advances to the Company shall terminate under Section 2.1 and cease to be of any further force or effect, but all of the other terms and conditions of the Loan Documents shall remain in full force and effect in accordance with their respective terms.

2.3.

Interest.  Subject to Section 8.2, the total outstanding principal amount of the Loan shall bear interest at a rate of ten percent (10%) per annum until the outstanding principal amount thereon is paid in full, which interest shall be compounded and added to the outstanding principal balance of the Loan monthly, in arrears, beginning on October 1, 2014 and on the first (1st) day of each consecutive calendar month thereafter.

2.4.

Payments of Principal and Interest.  Interest as calculated pursuant to Section 2.3 shall accrue and remain unpaid on the outstanding principal balance of the Loan until January 15, 2016 (the “Maturity Date”). On the Maturity Date, the entire outstanding principal amount of the Loan, together with any accrued and unpaid interest thereon, shall become immediately due and payable without demand therefor.

2.5.

Extension Right. The Company shall have the right (but not the obligation), to extend the Maturity Date of the Loan until January 15, 2017 upon not less than thirty (30) days prior written notice to the Lender, and as additional consideration to the Lender for such extension of the Maturity Date, concurrently upon the exercise of such right, the Company shall issue to the Lender non-transferrable share purchase warrants to purchase an aggregate of up to a number of shares of Common Stock equal to the quotient of the aggregate outstanding principal balance of the Loan and all unpaid interest thereon accrued (or which would have accrued) through January 15, 2016, divided by two (2), rounded to the nearest whole share (collectively, the “Third Additional Warrants”).  The Third Additional Warrants shall have an initial exercise price of $0.50 per share or the then exercise price per share under the Warrants, whichever is less, and expiring on September 1, 2021 (collectively, the “Additional Warrants”), which Additional Warrants shall be exercisable in whole or in part immediately and from time to time prior to the expiration thereof, and shall be in the form attached as Schedule “C” to this Agreement, with such changes thereto as are necessary to conform said form to the terms and conditions contained in this Section 2.5, and to increase the total number of shares issuable upon exercise of any of the Warrants issued pursuant to the Loan Agreement (including the Additional Warrants) by way of such Cashless Exercise Rights to 4,800,000 Warrant Shares, plus one half (1/2) of the number of Warrant Shares issuable upon exercise Additional Warrants.

2.6.

Prepayment of Outstanding Amounts. The Company may prepay the outstanding principal amount and any accrued and unpaid interest thereon under the Loan at any time and from time to time, either in whole or in part, in increments equal to the lesser of Two Hundred and Fifty Thousand Dollars ($250,000.00) each and the total amount remaining outstanding under the Loan without any prepayment penalty or premium.

2.7.

Promissory Note.  Upon the execution of this Agreement, the Company shall issue to the Lender an unsecured, non-convertible promissory note for the total outstanding principal amount of the Loan payable to the order of the Lender and evidencing the Loan, executed by the Company in favor of the Lender in the form attached as Schedule “B” to this Agreement (the “Note”). The Lender agrees to resell or transfer the Note pursuant only to an effective registration under the Securities Act or to an available exemption from the registration requirements of the Securities Act and any applicable state securities laws and agrees that the Company may refuse to register any resale or transfer not made pursuant to an effective registration under the Securities Act and any applicable state securities laws or pursuant to an available exemption from the registration requirements of the Securities Act and any applicable state securities laws

2.8.

Application of Payments and Prepayments.  Each payment made by the Company to the Lender on account of the Loan, including, but not limited to, any prepayments made under Section 2.66, shall be applied first in payment of any late payment charges, if any, second in payment of any accrued and unpaid uncapitalized interest under the Loan, whether or not then due, third in payment of any accrued and unpaid capitalized interest comprising part of the outstanding principal amount of the Loan, whether or not then due, and finally in payment of the outstanding principal amount of the Loan.

2.9.

Usury.  The Company and the Lender acknowledge and agree that (i) by reason of their own respective business and financial experience, it can reasonably be assumed that the Company and the Lender have the capacity to each protect their own interests in connection with the transactions contemplated by the Loan Documents; and (ii) as a consequence, the Loan, including all interest on the principal amount thereof and all other consideration therefor, including, without limitation, the Warrants, is exempt from the usury restrictions under California law pursuant to the exemption set forth in California Corporation Code Section 25118(b). Without limiting the generality of the forgoing, it is nevertheless the intent of the Company and the Lender that the Lender and any holder of any Note shall never be entitled to receive, collect or apply, as interest or other consideration of any kind under the Loan or any Note any amount in excess of the maximum rate of interest permitted to be charged by applicable law; and in the event that the Lender or the holder of any Note ever receives, collects or applies as interest or other consideration of any kind any such excess, such amount which would be excess interest or other consideration shall be deemed to be a partial prepayment of the principal amount of the Loan and treated as such; and if the principal amount of the Loan is paid in full, any remaining excess interest or other consideration shall be paid to the Company forthwith upon demand therefor.

2.10.

Existing Loan Amendment. In order to induce the Lender to enter into this Agreement and perform its obligations hereunder, including its obligations to make the Advances of the Loan pursuant to Section 2.1, upon the execution of this Agreement, the parties shall execute and deliver the Existing Loan Amendment in the form attached as Schedule “A” to this Agreement.

3.

SHARE PURCHASE WARRANTS

3.1.

Share Purchase Warrants. As additional consideration to the Lender for the Loan, upon execution of this Agreement, the Company shall issue to the Lender non-transferrable share purchase warrants to purchase an aggregate of up to 9,600,000 shares of Common Stock at an initial exercise price of $0.50 per share, and expiring on September 1, 2019 (collectively, the “Warrants”), which Warrants shall be exercisable in whole or in part immediately and from time to time prior to the expiration thereof, and shall be in the form attached as Schedule “C” to this Agreement.

3.2.

Warrants Non-Transferrable.  The Warrants shall not be transferrable except with the prior written consent of the Company (which consent may be withheld or delayed for any or no reason as determined by the Company in its sole and absolute discretion).  Notwithstanding the forgoing, the Lender shall be permitted to transfer the Warrants to an Affiliate of the Lender without the prior consent of the Company, provided that such transfer is completed in a transaction or as part of a transaction that does not require registration under the Securities Act or any applicable state securities laws and the Lender provides the Company with an opinion of legal counsel to such effect, which opinion shall be of substance and form, and such legal counsel shall be of such standing, as is reasonably satisfactory to the Company.

3.3.

No Short Sales.  For so long as any of the Warrants are outstanding, the Lender hereby agrees that it shall not, and shall not permit any Affiliate of the Lender to:

(a)

Engage in any short sales of any shares of any class of the Company’s capital stock;

(b)

Cause any other person, entity or group to engage in any short sales of any shares of any class of the Company’s capital stock; or

(c)

Otherwise act in concert, or in common enterprise, with any other person, entity or group with respect to engaging in short sales of any shares of any class of the Company’s common stock.

3.4.

Offset of Exercise Price Against Indebtedness.  The Lender shall have the right, but not the obligation, to offset the cash payable to the Company upon an exercise by the Lender of the Warrants against the outstanding indebtedness under the Loan, if any, provided however that such offset shall be deemed not to be an exchange of securities for purposes of Rule 144.

4.

US SECURITIES MATTERS

4.1.

US Restricted Securities.  The Lender acknowledges that the Securities will be “restricted securities” as that term is defined in Rule 144(a)(3) of the Securities Act and will be issued to the Lender in accordance with an exemption from the registration requirements of the Securities Act and applicable state securities laws provided by Rule 506 based on the representations and warranties of the Lender in this Agreement.

4.2.

US Restrictions on Transfer. Subject to such further restrictions on transfer as set out in the Warrants, the Lender agrees to resell or transfer the Securities pursuant only to an effective registration under the Securities Act or to an available exemption from the registration requirements of the Securities Act and any applicable state securities laws and that the Company may refuse to register any resale or transfer not made pursuant to an effective registration under the Securities Act and any applicable state securities laws or pursuant to an available exemption from the registration requirements of the Securities Act and any applicable state securities laws.

4.3.

U.S. Legend.  The Lender acknowledges and agrees that all certificates representing the Securities  will be endorsed with a restrictive legend substantially similar to the following in accordance with the Securities Act or such similar or other legends as deemed advisable by the lawyers for the Company to ensure compliance with the Securities Act and any other applicable laws or regulations:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS, AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.  SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”

4.4.

Removal of US  Legends.

(a)

The Company agrees to use commercially reasonable efforts to, from the date hereof until the date that is 12 months after the date that the Warrants expire:

(i)

Remain an issuer subject to the reporting requirements of Section 13 of the 1934 Act;

(ii)

File all reports required under Section 13 of the 1934 Act other than form 8-K reports, and electronically submit and post on its corporate website every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T; and

(iii)

Not become a Shell Company.

(b)

Upon receipt of notice from the Lender of a proposed resale of the Warrant Shares by or for the account or benefit of the Lender or a Permitted Transferee (a “Proposed Resale”), and provided that, with respect to the Proposed Resale, either (A) the provisions of Rule 144 of the 1933 Act would operate to deem the Lender or Permitted Transferee to not be an underwriter in respect of those securities within the meaning of Section 2(a)(11) of the 1933 Act or (B) there is an effective registration statement under the 1933 Act:

(i)

The Company shall use its reasonable commercial efforts to cause the applicable transfer agent for the Warrant Shares to remove the US Legend within five business days (excluding weekends and holidays) of receipt of the such notice;

(ii)

The Company agrees to pay all transfer agent or other similar costs related to the removal of the US Legend; and

(iii)

If the Company or the Company’s transfer agent shall require a legal opinion to remove the US Legend from any certificates representing the Warrant Shares as contemplated in this Section 4.4, the Company shall cause its legal  counsel to deliver such legal opinion on a will sell basis and at the Company’s expense.

(c)

The Lender agrees that, where the Proposed Resale referred to in Section 4.4(b) is to be made (A) pursuant to the provisions of Rule 144, and (B) before the Warrant Shares may be resold without application of the current public information requirements of Rule 144, the Lender or the Permitted Transferee, as the case may be, will cease selling the Warrant Shares upon receiving written notice from the Company that the Company has ceased to be current in its filing obligations under Section 13 of the Exchange Act, which notice may be delivered to the Lender and, if so delivered, will be deemed to have been received by the Purchaser one business day after delivery to the Lender.

5.

CANADIAN SECURITIES MATTERS

5.1.

Acknowledgement of Canadian Resale Restrictions.  The Lender acknowledges and agrees that the Company is an “OTC reporting issuer” as that term is defined in MI 51-105, and that the Securities will be, issued and sold pursuant to exemptions from the prospectus requirements of applicable Canadian securities laws.  The Lender further acknowledges and agrees that the Securities may not be traded in or from a jurisdiction in Canada unless such trade is made in accordance with the provisions of MI 51-105, the Lender will, and will cause its Affiliates to, comply with such conditions in making any trade of the Securities in or from a jurisdiction in Canada and the Company will refuse to register any transfer of the Securities made in connection with a trade of the Securities in or from a jurisdiction in Canada and not made in accordance with the provisions of MI 51-105.  Notwithstanding the generality of the forgoing, as of the date hereof, MI 51-105 generally provides that the Securities may not be traded in or from a jurisdiction in Canada unless the following conditions have been met:

(a)

A four month period has passed from the later of (i) the date that the Company distributed the Securities, and (ii) the date the Securities were distributed by a control person of the Company;

(b)

If the person trading the Securities is a control person of the Company, such person has held the Securities for at least 6 months;

(c)

The number of Securities that the person proposes to trade, plus the number of securities of the same class that such person has traded in the preceding 12 months, does not exceed 5% of the Company’s outstanding securities of the same class;

(d)

The trade is made through an investment dealer registered in a jurisdiction in Canada;

(e)

The investment dealer executes the trade through any of the over-the-counter markets in the United States;

(f)

There has been no unusual effort made to prepare the market or create a demand for the Securities;

(i)

No extraordinary commission or other consideration is paid to a person for the trade;

(g)

If the person trading the Securities is an insider of the Company, the person reasonably believes that the Company is not in default of securities legislation; and

(h)

All certificates representing the Securities bear the Canadian restrictive legend set out in Section 13(1) of MI 51-105.

5.2.

No Intention to Trade in Canada. As of the date hereof, the Lender represents and warrants to the Company that it does not presently intend to trade the Securities in or from a jurisdiction in Canada.  If, after the date hereof, the Lender does intend to trade the Securities in or from a jurisdiction in Canada, it will, prior to any such trade, and in addition to complying with the provisions of Section 4.4, re-submit all certificates representing the Shares to the Corporation for purposes of having the legend set out in Section 13(1) of MI 51-105 endorsed on such certificates.

6.

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PARTIES

6.1.

Representations, Warranties and Covenants of the Company.  The Company represents, warrants and covenants to and with the Lender as follows, and acknowledges that the Lender is relying upon such representations, warranties and covenants in entering into this Agreement:

(a)

Organization and Qualification.  The Company is duly incorporated, validly existing and in good standing under the laws of Delaware, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.  Company is not in violation or default of any of the provisions of its articles of incorporation or bylaws.  The Company is duly qualified to conduct business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Loan Documents, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Loan Documents (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(b)

Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Loan Documents and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of each of this Agreement and the other Loan Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith.  This Agreement and each other Loan Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(c)

No Conflicts.  The execution, delivery and performance by the Company of this Agreement and the other Loan Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Company’s articles of incorporation or bylaws, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) to the Company’s knowledge, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(d)

Issuance of the Securities.  The Warrants are duly authorized and, when issued and paid for in accordance with the applicable Loan Documents, the Warrants will constitute valid and binding obligations of the Company.  The Warrant Shares, when issued in accordance with the terms of the Loan Documents, will be validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Company other than restrictions on transfer provided for in the Loan Documents.  The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement and the Warrants.

(e)

SEC Reports; Financial Statements.  The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) of the Exchange Act, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(f)

Material Changes; Undisclosed Events, Liabilities or Developments.  Since the date of the latest audited financial statements included within the SEC Reports, except as disclosed in a subsequent SEC Report (including any unaudited financial statements included therewith) filed prior to the date hereof: (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, and (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock.  The Company does not have pending before the Commission any request for confidential treatment of information.  Except as set forth in the SEC Reports and for the issuance of the Securities contemplated by this Agreement no event, liability, fact, circumstance, occurrence or development has occurred or exists, or is reasonably expected to occur or exist, with respect to the Company or its business, properties, operations, assets or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least 1 Trading Day prior to the date that this representation is made.

(g)

Listing and Maintenance Requirements.  The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration.  The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

The Lender acknowledges and agrees that the representations contained in this Section 6.1 shall not modify, amend or affect the Company’s right to rely on the Lender’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Loan Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby.

6.2.

Representations, Warranties and Covenants of the Lender.  The Lender represents, warrants and covenants to and with the Company as follows, and acknowledges that the Company is relying upon such representations, warranties and covenants in entering into this Agreement:

(a)

US Accredited Investor Status.  At the time the Lender was offered the Securities, it was, and as of the date hereof it is, and on each date on which it exercises any Warrants, it will be, an “accredited investor” as defined in Rule 501(a)(3) or (a)(8) under the Securities Act.

(b)

Organization; Authority.  The Lender is an entity duly incorporated or formed, validly existing and in good standing under the laws of California with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Loan Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Loan Documents and performance by the Lender of the transactions contemplated by the Loan Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of the Lender.  Each Loan Document to which it is a party has been duly executed by the Lender, and when delivered by the Lender in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Lender, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(c)

Jurisdiction of Residence.  The Lender is a resident of the State of California.  The Lender does not have a head office, or other office where any executive functions take place, located in an jurisdiction in Canada; and none of the general partners of the Lender or any control person of the Lender or any general partner of the Lender resides or otherwise conducts his/her/its duties in relation to the Lender in or from any jurisdiction in Canada.

(d)

Own Account.  The Lender understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law.  The Lender is acquiring the Securities in the ordinary course of its business, and was not organized for the purpose of acquiring the Securities.

(e)

Investment Experience. The Lender acknowledges that an investment in the Company is highly speculative, and involves a high degree of risk as the Company is in the early stages of developing its business, and may require substantial funds in addition to the proceeds of the Loan, and that only persons who can afford the loss of their entire investment should consider investing in the Company.  The Lender is an investor in securities of businesses in the development stage and acknowledges that the Lender is able to fend for himself/herself/itself, can bear the economic risk of the Lender's investment, and has such knowledge and experience in financial and business matters such that the Lender is capable of evaluating the merits and risks of an investment in the Company’s securities as contemplated in this Agreement.

(f)

Acknowledgement of Restricted Securities. The Lender understands that the Securities will be characterized as "restricted securities" under the Securities Act as they are being acquired from the Company in a transaction not involving a public offering and that, under the Securities Act and the regulations promulgated thereunder, such securities may be resold without registration under the Securities Act only in certain limited circumstances. The Lender represents that the Lender is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

(g)

Opportunity to Review Information.  The Lender has had full opportunity to review the Company’s SEC Reports.  The Lender has had full opportunity to ask questions and receive answers from the Company regarding this information, and to review and discuss this information with the Lender's legal and financial advisors.  The Lender believes it has received all the information it considers necessary or appropriate for deciding whether to invest in the Company and that the Lender has had full opportunity to discuss this information with the Lender’s legal and financial advisors prior to executing this Agreement.

(h)

Own Due Diligence.  The Lender has conducted its own due diligence investigations into the affairs of the Company and, to the extent that the Lender deems necessary or advisable, the Lender has retained and relied upon qualified professional advice regarding the financial, investment, tax and legal merits and consequences of this Agreement and the other Loan Documents and the transactions contemplated thereby, and an investment in the Securities.

(i)

Investment Not on Basis of Undisclosed Information.  Notwithstanding Section 6.2(g), the Purchaser is not entering into the transactions contemplated by this Agreement or purchasing the Securities as a result of any material information concerning the Company that has not been publicly disclosed and the Lender’s decision to purchase the Securities has not been made as a result of any oral or written representation as to fact or otherwise made by the Company or any other person and is based entirely upon currently available public information concerning the Company.

(j)

No Review. The Lender acknowledges that the offering of the Securities contained in this Agreement has not been reviewed by the SEC and that Securities are being, and, with respect to the Warrant Shares, will be, issued by the Company pursuant to an exemption from the registration requirements of applicable state securities laws.

(k)

General Solicitation.  The Lender is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement as that term is used in Rule 502(c) of Regulation D.

(l)

Hedging Transactions. The Lender will not engage in hedging transactions with any of the Securities unless in compliance with the Securities Act.

(m)

Compliance with Anti-Money Laundering Legislation.  If the Lender is a financial institution (including, without limitation, broker-dealers and investment companies such as United States and offshore unregistered hedge funds, funds of funds, commodity pools, private equity funds and venture capital funds):

(i)

the Lender seeks to comply with all applicable laws concerning money laundering and related activities, including without limitation, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA Patriot Act”),

(ii)

in furtherance of such efforts, to the best of its knowledge based on appropriate diligence and investigation, none of the funds used by the Lender to provide the Loan or to purchase the Securities has been or will be derived from or related to any activity that is deemed criminal under the laws of the United States or in any other applicable jurisdiction, and

(iii)

it will promptly notify the Company if the Lender discovers that any of the representations in this Section 6.2(m) ceases to be true, and to provide the Company with appropriate information in connection therewith.

The Company acknowledges and agrees that the representations contained in this Section 6.2 shall not modify, amend or affect the Lender’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Loan Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby.

7.

ADDITIONAL COVENANTS OF THE COMPANY

7.1.

Limitation on Additional Debt Financings and Corporate Reorganizations. For so long as any amounts remain outstanding under the Loan, whether on account of principal or accrued but unpaid interest, the Company shall not, without the prior written consent of the Lender (which consent may be withheld or delayed for any or no reason as determined by the Lender in its sole and absolute discretion):

(a)

incur any indebtedness or capitalized lease obligations other than indebtedness or capitalized lease obligations in existence on the date hereof and trade payables incurred in the ordinary course of the Company’s business;

(b)

transfer, pledge, hypothecate, encumber, license, sell or otherwise dispose of any of material  assets of the Company other than liens against the assets of the Company in existence on the date hereof, licenses of the assets of the Company in existence on the date hereof and non-exclusive licenses hereafter granted by the Company in the ordinary course of the Company’s business;

(c)

issue any shares of its capital stock or any other securities or rights (including, without limitation, any debt, preferred stock, option, warrant, right or other instrument) that, at any time, is convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive shares of the Company’s capital stock as part of any transaction that would, upon their issuance, result in a Change in Control of the Company or would result in a Change in Control of the Company upon the exercise, conversion or exchange of such securities or rights;

(d)

enter into any merger, reorganization or other similar transaction; or

(e)

hire any personnel or disburse any funds of any kind or nature in excess of one hundred ten percent (110%) of any expenditure reflected in the Initial Budget, with such changes thereto as may be proposed by the Company from time to time, and approved by the Lender its sole and absolute discretion (the Initial Budget as so amended being the “Budget”), or in excess of one hundred ten percent (110%) of the aggregate amount of all expenditures set forth in the Budget.

A violation by the Company of the provisions of Section 7.1 shall constitute a non-curable default by the Company under the Loan unless otherwise agreed by Lender in writing as determined by Lender in its sole and absolute discretion in each instance.

7.2.

Provision of Financial Statements.  For so long as any amounts remain outstanding under the Loan, whether on account of principal or accrued but unpaid interest, the Company shall prepare and furnish to the Lender (i) quarterly financial statements of the revenues and expenses, balance sheet and cash flows of the Company for each of the Company’s fiscal quarters, including cumulative year-to-date figures for the then current fiscal year of the Company; and (ii) annual financial statements of the revenues and expenses, balance sheet and cash flows of the Company for each fiscal year of the Company, including comparative figures for the immediately preceding fiscal year.  The Company shall furnish the financial statements required by (i) and (ii) of this Section 7.2 to the Lender within the time frames for filing such financial statements with the Commission under the provisions of Section 13 of the Exchange Act, including any available extensions or grace periods in respect thereof.

7.3.

Directors/Options. Prior to September 1, 2014, Company (i) shall obtain director and officer liability insurance with coverage reasonably acceptable to the Lender, (ii) shall appoint or cause to be appointed Robert C. Kopple as a director and Chairman of the Board of the Company, (iii) shall adopt or amend or cause to be adopted or amended a Company equity compensation plan upon terms reasonably acceptable to the Lender (the “Plan”), and (iv) pursuant to the Plan, and in consideration of serving as a director and Chairman of the Board of the Company, shall grant to Robert C. Kopple the option and right to purchase up to 2,500,000 shares of common stock, par value $0.001 per share, of the Company (the “Kopple Option”), at a purchase price of $0.50 per share, which Kopple Option shall have the following additional terms:

(a)

The Kopple Option shall be subject to vesting at the rate of 500,000 shares per year beginning on the date of Mr. Kopple’s appointment as a director and Chairman of the Board of the Company and on each successive anniversary thereof until fully vested;

(b)

If Mr. Kopple resigns or fails to serve as a director and Chairman of the Board the Company for any reason other than his death or incapacity or is removed as a director and Chairman of the Board of the Company as a result of his conviction of a felony criminal offense or his commission of any act involving fraud, embezzlement or willful misconduct (collectively, “Cause”), the Kopple Option shall be immediately terminated as to any unvested portion thereof;

(c)

If Mr. Kopple resigns or fails to serve as a director and Chairman of the Board as a result of his death, incapacity or removal as a director and/or Chairman of the Board of the Company for any or no reason other than Cause, or his failure to be appointed or elected as a director and Chairman of the Board of the Company for any or no reason, the Kopple Option shall fully vest as to any unvested portion thereof, provided that the Kopple Option shall not vest as otherwise provided for in this Section 7.3(c) if (i) his failure to be appointed or elected as a director and Chairman of the Board of the Company is a result of Mr. Kopple’s refusal to stand for election as a director and/or the Chairman of the Board for any reason other than his death or incapacity, or (ii) if the Lender, Mr. Kopple and any of their respective “affiliates” (as such term is defined in Rule 144 of the Securities Act) fails to vote their respective shares of Common Stock in favor of the election or appointment of Mr. Kopple as a director and/or Chairman of the Board of the Company; and

(d)

The Kopple Option may be exercised at any time and from time to time from the date of vesting thereof to the fifth (5th) anniversary of the date of vesting thereof, either in whole or in part.

8.

EVENTS OF DEFAULT

8.1.

Events of Default.  Any one or more of the following events, whether or not any such event shall be voluntary or involuntary or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body, shall constitute an Event of Default:

(a)

the Company fails to pay any sum under the Loan when due;

(b)

the Company violates the provisions of Section 7.1 of this Agreement without any right to cure the same;

(c)

the Company fails to observe any of its obligations under the Loan Documents other than as set out in Sections 8.1(a) or 8.1(b) above, and such failure is not cured within five (5) business days after written notice thereof is given to the Company by the Lender;

(d)

An “Event of Default” occurs under the Existing Loan Documents;

(e)

the Company makes a general assignment for the benefit of creditors, is adjudicated bankrupt or insolvent or is subject to an order for relief under any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, files a petition or answer in any proceeding seeking reorganization, an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, or admitting the material allegations of a petition filed against it in any such proceeding, or applies for or consents to the appointment of a receiver, trustee, custodian of liquidator for the Company or any of its assets; or

(f)

the Company has commenced against it any proceeding under any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction or any proceeding seeking the appointment of a receiver, trustee, custodian of liquidator or its or any of its assets, or any order, judgment or decree is entered, without the application, consent or approval of the Company, by any court of competent jurisdiction approving a petition seeking reorganization, an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction appointment of a receiver, trustee, custodian of liquidator for the Company or any of its assets, and such proceeding is not dismissed or such order, judgment or decree continues unstayed and in effect for any period of sixty (60) days.

8.2.

Remedies Upon Default.  Upon the occurrence of any Event of Default:

(a)

the Company shall pay to Lender a late payment fee equal to five percent (5%) of any past-due sum under the Loan;

(b)

the outstanding principal balance of the Loan shall bear interest at the rate of fifteen percent (15%) per annum from the date of the occurrence of the Event of Default until such Event of Default is cured or waived in writing by Lender as determined in its sole and absolute discretion; and

(c)

the entire principal balance of the Loan, together with all accrued and unpaid interest thereon, shall become immediately due and payable in full (i) at the option of the Lender in the case of an Event of Default specified in Subsections 8.1(a), 8.1(b), 8.1(c) or 8.1(d); and (ii) automatically, without any election and without any requirement as to notice or demand whatsoever except as otherwise required by applicable law in the case of an Event of Default specified in Subsections 8.1(e) or 8.1(f).

8.3.

Costs of Enforcement.  The Company agrees to pay all of the Lender’s costs and expenses (including, without limitation, reasonable attorneys’ fees and costs) incurred by the Lender in the enforcement of any of its rights under Section 8.1 or 8.2, whether or not suit be brought.

9.

EXTENSIONS & WAIVER

9.1.

Extensions.  The Lender may grant extensions under the Loan as the Lender may see fit without prejudice to the liability of the Company or to the Lender's rights under this Agreement or any other Loan Documents.

9.2.

Waiver.  The Lender may waive any breach by the Company of this Agreement or of any default by the Company in the observance or performance of any covenant or condition required to be observed or performed by the Company hereunder or under any other Loan Documents.  No failure or delay on the part of the Lender to exercise any right, power or remedy given herein or by statute or at law or in equity or otherwise shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude any other exercise thereof or the exercise of any other right, power or remedy, nor shall any waiver by the Lender be deemed to be a waiver of any subsequent similar or other event.

10.

MISCELLANEOUS

10.1.

Entire Agreement.  This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and undertakings, whether oral or written, pertaining to the subject matter hereof, including, without limitation, the Letter Agreement.

10.2.

Transaction Costs.  Subject to receipt of the first Advance under the Loan, the Company shall reimburse the Lender for all attorneys’ fees incurred by the Lender in connection with negotiation and preparation of the Existing Loan Documents, including the Letter Agreement and Amendment Nos. 1 and 2 to the Existing Loan Agreement, this Agreement and the other Loan Documents, and the consummation of transactions contemplated hereby and thereby, up to an aggregate total amount of Twenty-Five Thousand Dollars ($25,000.00); provided, however, that, upon receipt of the first Advance under the Loan, the foregoing shall supersede and replace in its entirety the first sentence of Section 10.2 of the Existing Loan Agreement, which shall cease to be of any further force or effect. Except as provided in the preceding sentence, each of the Parties shall be responsible for their own costs and expenses incurred in connection with the negotiation and preparation of the this Agreement and the other Loan Documents, and the consummation of the transactions contemplated thereby, including, without limitation, attorneys’ fees and costs.

10.3.

Costs in Event of Proceedings.  The prevailing Party shall be entitled to recover its reasonable attorneys’ fees and costs incurred in connection with any Proceeding under, arising from or related to this Agreement or any of other the Loan Documents, the validity hereof or thereof or the transactions contemplated herby or thereby, which fees and costs shall be in addition to any other relief to which such Party may be entitled.

10.4.

Waiver of Jury Trial.  In the event of any litigation arising out of or relating to the transactions contemplated in this Agreement, the parties hereby waive trial by jury.

10.5.

Notices.  Any notice required or permitted to be given under this Agreement or the Promissory Note shall be in writing and may be given by delivering same or mailing same by registered mail or sending same by telegram, telex, telecopier or other similar form of communication to the addresses first set out above.  Any notice so given shall:

(a)

if delivered, be deemed to have been given at the time of delivery;

[Remainder of Page Intentionally Left Blank]

(b)

if mailed by registered mail, be deemed to have been given on the fourth business day after and excluding the day on which it was so mailed, but should there be, at the time of mailing or between the time of mailing and the deemed receipt of the notice, a mail strike, slowdown or other labor dispute which might affect the delivery of such notice by the mails, then such notice shall be only effective if actually delivered; and

(c)

if sent by telegraph, telex, telecopier or other similar form of communication, be deemed to have been given or made on the first business day following the day on which it was sent.

Any party may give written notice of a change of address in the aforesaid manner, in which event such notice shall thereafter be given to such party as above provided at such changed address.

10.6.

Amendments.  Neither this Agreement nor any provision hereof may be amended, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the amendment, waiver, discharge or termination is sought.

10.7.

Action on Business Day.  If the date upon which any act or payment hereunder is required to be done or made falls on a day which is not a business day, then such act or payment shall be performed or made on the first business day next following.

10.8.

No Merger of Judgment.  The taking of a judgment on any covenant contained herein or on any covenant set forth in any other security for payment of any indebtedness hereunder or performance of the obligations hereby secured shall not operate as a merger of any such covenant or affect the Lender's right to interest at the rate and times provided in this Agreement on any money owing to the Lender under any covenant herein or therein set forth and such judgment shall provide that interest thereon shall be calculated at the same rate and in the same manner as herein provided until such judgment is fully paid and satisfied.

10.9.

Severability.  If any one or more of the provisions of this Agreement should be invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality or enforceability of such provision shall not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

10.10.

Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon all parties hereto and their respective heirs, personal representatives, successors and assigns, as the case may be.

10.11.

Governing Law.  This Agreement shall be governed by and be construed in accordance with the laws of the State of California and the parties hereto agree to submit to the jurisdiction of the courts of California with respect to any legal proceedings arising herefrom.

10.12.

Time.  Time is of the essence of this Agreement.

10.13.

Counterparts.  This agreement may be executed in one or more counter-parts, each of which so executed shall constitute an original and all of which together shall constitute one and the same agreement.

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first written above.

POLY SHIELD TECHNOLOGIES, INC. By: /s/ Rasmus Norling Name: Rasmus Norlin Title: President / CEO	KF BUSINESS VENTURES, LP By: KOPPLE FINANCIAL, INC., Its General Partner By: /s/ Robert C. Kopple Robert C. Kopple, Its President

SCHEDULE A

FORM OF EXISTING LOAN AMENDMENT

AMENDMENT NO. 2 TO LOAN AGREEMENT

THIS AGREEMENT is dated effective this 28th day of July, 2014

BETWEEN:

POLY SHIELD TECHNOLOGIES INC., a corporation formed under the laws of the State of Delaware with an address located at 151 San Francisco Street, Suite 201, San Juan, Puerto Rico 00901

(hereinafter called the "Company")  OF THE FIRST PART

AND:

KF BUSINESS VENTURES, LP,  a limited partnership formed under the laws of the State of California with an address located at 10866 Wilshire Boulevard, Suite 1500, Los Angeles, California 90024

(hereinafter called the "Lender")  OF THE SECOND PART

WHEREAS:

A.

The Company and the Lender are parties to that certain Loan Agreement dated as of January 15, 2014, as amended by Amendment No. 1 to the Loan Agreement dated March 10, 2014, between the Company and the Lender (the “Loan Agreement”);

B.

The Company desires to borrow from the Lender, and the Lender has agreed to lend to the Company, up to an additional $2,400,000 on the terms and subject to the conditions set out in that certain Loan Agreement dated as of July 28, 2014 between the Company and the Lender (the “Additional Loan Agreement”); and

C.

It is a condition precedent to Lender’s obligations to make advances pursuant to the Additional Loan Agreement that the parties enter into this Agreement to amend certain terms of the Loan Documents as hereinafter set forth, and the parties desire to do so to satisfy such condition precedent;

NOW THEREFORE THIS AGREEMENT WITNESSES THAT for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto mutually covenant and agree as follows:

1.

Unless otherwise defined in this Agreement, capitalized terms used herein and in the recitals hereto shall have the meanings set forth in the Loan Agreement.

2.

The parties agree that the Loan Documents, and each of them to the extent necessary, shall be, and hereby are, amended to provide as follows:

A-2

a.

Interest as calculated pursuant to Section 2.3 of the Loan Agreement shall accrue and remain unpaid on the outstanding principal sum of the Loan until January 15, 2016 (the “Maturity Date”).   On the Maturity Date, the entire outstanding principal sum of the Loan, together with any accrued and unpaid interest thereon, shall become immediately due and payable without demand therefor;

b.

The occurrence of an “Event of Default” under the Additional Loan Agreement shall constitute an Event of Default under the Loan Documents;

c.

The expiration date of the Warrants issued to the Lender to purchase up to 2,200,000 shares of Common Stock evidenced by Warrant Certificate No. 0533017-001, and the expiration date of the Warrants issued to the Lender to purchase up to 250,000 shares of Common Stock evidenced by Warrant Certificate No. 0533017-003, is hereby extended until 5:00 P.M, Pacific Time, on January 15, 2016;

d.

The Exercise Price of the Warrants and the Additional Warrants is hereby reduced to Fifty Cents ($0.50) per share of Common Stock, subject to adjustment as provided in the Warrants and the Additional Warrants, respectively;

e.

As additional consideration for the forbearances of payment and agreements of the Lender  set forth in this Agreement, the Company hereby agrees to issue to the Lender additional non-transferable share purchase warrants to an aggregate of up to 2,350,000 additional shares of Common Stock at an initial exercise price of Fifty Cents ($0.50) per share, expiring on January 15, 2019 (the “Second Additional Warrants”), which Second Additional Warrants shall be exercisable in whole or in part immediately and from time to time prior to the expiration thereof, and shall be substantially in the same form the Warrants and Additional Warrants issued to the Lender pursuant to the Loan Agreement, as amended by this Agreement;

f.

The Company shall have the right (but not the obligation), to extend the Maturity Date of the Loan until January 15, 2017 upon not less than thirty (30) days prior written notice to the Lender, and as additional consideration to the Lender for such extension of the Maturity Date, concurrently upon the exercise of such right, the Company shall issue to the Lender non-transferrable share purchase warrants to purchase an aggregate of up to a number of shares of Common Stock equal to the quotient of the aggregate outstanding principal balance of the Loan and all unpaid interest thereon accrued (or which would have accrued) through January 15, 2016, divided by two (2), rounded to the nearest whole share (collectively, the “Third Additional Warrants”).  The Third Additional Warrants shall have  an initial exercise price of $0.50 per share or the then exercise price per share under the Warrants, whichever is less, and expiring on September 1, 2021, which Third Additional Warrants shall be exercisable in whole or in part immediately and from time to time prior to the expiration thereof, and shall be substantially in the same form the Warrants and Additional Warrants issued to the Lender pursuant to the Loan Agreement, as amended by this Agreement, with such changes thereto as are necessary to conform said form to the terms and conditions contained in this Section 2.f, and to increase the total number of shares issuable upon exercise of any of the Warrants issued pursuant to the Loan Agreement (including the Additional Warrants, the Second Additional Warrants and the Third Additional Warrants) by way of such Cashless Exercise Rights to 4,627,273 Warrant Shares, plus one half (1/2) of the number of Warrant Shares issuable upon exercise of the Third Additional Warrants; and

A-3

g.

Notwithstanding anything to the contrary contained in the Loan Documents (including the Warrants, the Additional Warrants, the Second Additional Warrants and, if applicable, the Third Additional Warrants to be issued pursuant to this Agreement), the Cashless Exercise Rights shall be, and hereby are, amended such that the total number of shares issuable upon exercise of any of the Warrants issued pursuant to the Loan Agreement (including the Additional Warrants, the Second Additional Warrants and, if applicable, the Third Additional Warrants) by way of such Cashless Exercise Rights shall be increased to 4,627,273 Warrant Shares, plus one half (1/2) of the number of Warrant Shares issuable upon exercise of the Third Additional Warrants, if applicable, whether or not such Cashless Exercise Rights were exercised by the holder of the particular Warrant or by another holder of Warrants issued pursuant to the Loan Agreement (including the Additional Warrants, the Second Additional Warrants and, if applicable, the Third Additional Warrants).

3.

Except as modified by this Agreement, the Loan Documents (including the Warrants and the Additional Warrants) remain in full force and effect in accordance with their respective terms, and are hereby ratified and confirmed in all respect by the Company and the Lender.

4.

This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterpart have been signed by each party hereto and delivered to the other parties.

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first written above.

POLY SHIELD TECHNOLOGIES, INC. By: ______________________________ Name: ___________________________ Title: ____________________________	KF BUSINESS VENTURES, LP By: KOPPLE FINANCIAL, INC., Its General Partner By: ___________________________ Robert C. Kopple, Its President

SCHEDULE B

FORM OF PROMISSORY NOTE

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS, AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.  SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

JULY 29, 2014	U.S. $ 2,400,000.00

POLY SHIELD TECHNOLOGIES INC.

(Incorporated under the laws of the State of Delaware)

10% PROMISSORY NOTE

FOR VALUE RECEIVED, POLY SHIELD TECHNOLGIES INC. (herein referred to as the “Company”) promises to pay to the order of KF BUSINESS VENTURES, LP (the “Holder”), its successors and assigns, the principal sum of TWO MILLION FOUR HUNDRED THROUSAND AND 00/00 DOLLARS ($2,400,000.00) or such lesser amount as may be advanced to the Company and which is outstanding from time to time under the terms and conditions set out in that Loan Agreement between the Company and KF Business Ventures, LP dated as of the 28th day of July, 2014 (as may be amended from time to time, the “Loan Agreement”), together with interest accruing on the outstanding principal balance, as set forth below.

This Note is subject to the terms and conditions set out in the Loan Agreement, which terms and conditions are incorporated by reference herein.  In the event that the provisions of this Note are inconsistent or conflict with the terms and conditions set out in the Loan Agreement, the terms and conditions of the Loan Agreement shall govern and be binding upon the Company and the Holder.  Unless otherwise defined herein, capitalized terms shall have the meaning set forth in the Loan Agreement.  A copy of the Loan Agreement, including, without limitation, any and all amendments thereto, may be obtained by the Holder from the Company.

Subject to adjustment as set out in the Loan Agreement, the principal sum outstanding shall bear interest at a rate of 10% per annum until the principal sum outstanding is paid in full, which interest shall be compounded and calculated monthly, in arrears, beginning on October 1, 2014 and on the first (1st) day of each consecutive calendar month thereafter. Interest shall accrue and remain unpaid on the principal sum outstanding until January 15, 2016, (the “Maturity Date”), subject to extension of the Maturity Date by the Company pursuant to Section 2.5 of the Loan Agreement.   On the Maturity Date, the entire principal sum outstanding, together with any accrued and unpaid interest thereon, shall become immediately due and payable without demand therefor.

The Company may prepay the principal sum outstanding and any accrued and unpaid interest thereon at any time and from time to time as set out in the Loan Agreement.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

POLY SHIELD TECHNOLOGIES INC.

By:  _____________________________

Name: ___________________________

Title: ____________________________

SCHEDULE C

FORM OF WARRANT CERTIFICATE

THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS, AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

THIS WARRANT MAY ONLY BE EXERCISED BY A PERSON WHO QUALIFIES AS AN “ACCREDITED INVESTOR” PURSUANT TO RULE 501 OF REGULATION D OF THE SECURITIES ACT.

POLY SHIELD TECHNOLOGIES INC.

A DELAWARE CORPORATION

NON-TRANSFERRABLE COMMON STOCK PURCHASE

WARRANT CERTIFICATE NUMBER <Warrant #>

<Issue Date>

1.

Issuance

THIS IS TO CERTIFY THAT, for value received, KF BUSINESS VENTURES, LP, a limited partnership formed under the laws of the State of California with an address located at 10866 Wilshire Boulevard, Suite 1500, Los Angeles, California 90024 (the “Holder”), shall have the right to purchase from POLY SHIELD TECHNOLOGIES INC., a Delaware  corporation (the “Company”), Nine Million Six Hundred Thousand (9,600,000) fully paid and non-assessable shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) at any time until 5:00 P.M., Pacific time, on the first (1st) day of September, 2019 (the “Expiration Date”), at an exercise price of Fifty Cents ($0.50) per share (the "Exercise Price"), subject to further adjustments as set forth herein.  The shares of Common Stock issuable upon exercise of this Warrant are hereinafter referred to as the “Warrant Shares.”

2.

Terms Subject to Loan Agreement

This Warrant is subject to the terms and conditions set out in that loan agreement between the Company and KF Business Ventures, LP (the “Lender”) entered into as of the ____  day of July, 2014, as may be amended from time to time by the parties thereto (the “Loan Agreement”), which terms and conditions are incorporated by reference herein.  In the event that the provisions of this Warrant are inconsistent or conflict with the terms and conditions set out in the Loan Agreement, the terms and conditions of the Loan Agreement shall govern and be binding upon the Company and the Holder.  Unless otherwise defined herein, capitalized terms used in this Warrant shall have the meaning set forth in the Loan Agreement.  A copy of the Loan Agreement, including, without limitation, any and all amendments thereto, may be obtained by the Holder from the Company.

2

POLY SHIELD TECHNOLOGIES

Non-Transferrable Common Stock Purchase

Warrant Certificate

3.

Warrant Non-Transferrable

This Warrant shall be not be transferrable except with the prior written consent of the Company (which consent may be withheld or delayed for any or no reason as determined by the Company in its sole and absolute discretion).  Notwithstanding the forgoing, the Holder shall be permitted to transfer the Warrants to an Affiliate of the Lender without the prior consent of the Company, provided that such transfer is completed in a transaction or as part of a series of transactions that does not require registration under the Securities Act or any applicable state securities laws and the Lender provides the Company with an opinion of legal counsel to such effect, which opinion shall be of substance and form, and such legal counsel shall be of such standing, as is reasonably satisfactory to the Company.

4.

Exercise of Warrants

This Warrant is exercisable in whole or in partial allotments of no less than 1,000 Warrant Shares at the Exercise Price per Warrant Share payable hereunder, payable in cash or by certified or official bank check.  Upon surrender of this Warrant Certificate with the annexed Notice of Exercise Form duly executed, together with payment of the Exercise Price for the Warrant Shares purchased, the Holder shall be entitled to receive a certificate or certificates for the Warrant Shares so purchased.  No fractional shares shall be issued in connection with any exercise of this Warrant.  In lieu of the issuance of any fractional share, the Company shall round up or down the fractional amount to the nearest whole number.

5.

Cashless Exercise Right

In addition to any rights that the Holder may have to offset the Exercise Price against the outstanding indebtedness under the Loan, the Holder of this Warrant may elect to exercise this Warrant by means of a “cashless exercise” (the “Cashless Exercise Right”) in which the Holder shall, upon surrender of this Warrant Certificate with the annexed Notice of Exercise Form duly executed, be entitled to receive that number of Warrant Shares as is equal to the number obtained by the following formula:

(A-B)C

A

Where:

A = If the Common Stock is listed or quoted on a national securities exchange, the OTC Bulletin Board or the OTCQB or OTCQX market tiers of the inter-dealer quotation system maintained by OTC Markets Group Inc. (or any successors to the forgoing), the volume weighted average price of the Common Stock for the trading day immediately preceding the date of exercise;  if the Common Stock is not so listed or quoted, but the Common Stock is quoted on the OTC Pink market tier of the electronic inter-dealer quotation system maintained by OTC Markets Group Inc. (or any successor to the forgoing), the closing bid price per share for the Common Stock for the  trading day immediately preceding the date of exercise; and if the Common Stock is not so listed, quoted or reported, the fair market value per share of the Common Stock on the date of exercise, as determined by an independent appraiser selected in good faith by the Lender and reasonably acceptable to the Company (the fees and expenses of which shall be paid by the Company).

.

B = the Exercise Price.

C = the number of Warrant Shares that the Holder would otherwise be entitled to upon exercise of the Warrants had it elected to pay the Exercise Price in cash.

3

POLY SHIELD TECHNOLOGIES

Non-Transferrable Common Stock Purchase

Warrant Certificate

Notwithstanding the forgoing, the Holder’s right to exercise the Cashless Exercise Right shall be limited such that the total number of shares issuable upon the exercise of any or all Warrants issued pursuant to the Loan Agreement by way of the Cashless Exercise Rights shall be 4,800,000 Warrant Shares plus one half (1/2) of the number of Warrant Shares issuable upon exercise the Additional Warrants, if applicable, whether or not such Cashless Exercise Rights were exercised by the Holder or by another holder of Warrants issued pursuant to the Loan Agreement.  By way of example, if holders of Warrants issued pursuant to the Loan Agreement other than the Holder exercise the Cashless Exercise Rights attached to such Warrants for an aggregate total of 4,800,000 shares of Common Stock plus one half (1/2) of the number of Warrant Shares issuable upon exercise the Additional Warrants, if applicable, the Holder shall not be entitled to exercise the Cashless Exercise Rights in respect of this Warrant.

6.

Adjustment to Cash Exercise Price in Event of Default

Upon the occurrence of an Event of Default under the Loan Agreement at any time prior to the earlier of the Expiration Date and the date that all of the Warrants represented hereby have been exercised, and for so long as such Event of Default is continuing, the Holder may exercise this Warrant for cash (and not by way of a “cashless exercise”) at an adjusted Exercise Price (the “Default Exercise Price”) equal to the lesser of the following:

(1)

The Exercise Price;

(2)

If the Common Stock is listed or quoted on a national securities exchange, the OTC Bulletin Board or the OTCQB or OTCQX market tiers of the inter-dealer quotation system maintained by OTC Markets Group Inc. (or any successors to the forgoing), 50% of the volume weighted average price of the Common Stock over the five (5) trading days immediately preceding the date of exercise;

(3)

If the Common Stock is not so listed or quoted, but the Common Stock is quoted on the OTC Pink market tier of the electronic inter-dealer quotation system maintained by OTC Markets Group Inc. (or any successor to the forgoing), 50% of the average closing bid price per share for the Common Stock over the five (5)  trading days immediately preceding the date of exercise; and

(4)

If the Common Stock is not so listed, quoted or reported, 50% of the fair market value per share of the Common Stock on the date of exercise, as determined by an independent appraiser selected in good faith by the Lender and reasonably acceptable to the Company (the fees and expenses of which shall be paid by the Company).

Notwithstanding the generality of the forgoing, the Holder shall be deemed to have exercised this Warrant for cash, and not by way of a “cashless exercise” if the Holder offsets the cash payable upon exercise of this Warrant pursuant to this Article 5 against the outstanding indebtedness of the Company under the Loan, if any, provided however, that such offset shall be deemed not to be an exchange of securities for purposes of Rule 144.  The provisions of this Article 5 shall be in addition to, and not in lieu of, any other rights that the Holder may have under the Loan.  Nothing in this Article 5 shall be construed as limiting the rights of the Holder to exercise this Warrant by way of a “cashless exercise” in accordance with Article 5, provided that such cashless exercise shall continue to be calculated based on the Exercise Price and not the Default Exercise Price.

4

POLY SHIELD TECHNOLOGIES

Non-Transferrable Common Stock Purchase

Warrant Certificate

7.

Adjustment to Exercise Price for Subsequent Offerings

If, at any time prior to the Expiration Date, the Company issues shares of Common Stock or any options, warrants, convertible notes or similar rights to acquire shares of Common Stock for a  purchase, exercise or conversion price per share less than the Exercise Price set out in Article 1 (the “Subsequent Offering Price”), the Exercise Price in effect immediately after such issuance shall be automatically adjusted to an amount equal to the lowest Subsequent Offering Price.

8.

Adjustment to Exercise Price for Stock Dividends, Stock Splits, Reclassifications, Mergers, Etc.

The Exercise Price and the number of shares which can be purchased by the Holder upon the exercise of this Warrant shall be subject to adjustment in the events and in the following manner:

(1)

If the Company (i) subdivides its then outstanding shares of Common Stock into a larger number of shares by way of any stock split, stock dividend, recapitalization or similar transaction, (ii) combines its then outstanding shares of Common Stock into a smaller number of shares of Common Stock by way of combination, reverse stock split, share consolidation or similar transaction, or (iii) pays or issues a stock dividend on its then outstanding shares of Common Stock or otherwise makes a distribution of its Common Stock that is payable or issuable in shares of Common Stock, the Exercise Price shall be adjusted to an amount equal to the product of the Exercise Price in effect immediately prior to such transaction, multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such transaction, and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such transaction;

(2)

If the Company reclassifies its Common Stock (other than a change in par value or a subdivision or combination as provided for in Paragraph 8(1) above), or the Company enters into any reorganization, consolidation or merger of the Company with or into another corporation or entity (other than a merger or reorganization with respect to which the Company is the continuing corporation and which does not result in any reclassification of any class of common capital stock of the Company), or a transfer of all or substantially all of the assets of the Company, or the payment of a liquidating distribution then, as part of any such reorganization, reclassification, consolidation, merger, sale or liquidating distribution, lawful provision shall be made so that the Warrants will be assumed by the surviving or transferee entity and the holder of the Warrants shall have the right thereafter to receive upon the exercise thereof, the kind and amount of shares of stock or other securities or property, and in such proportion as adjusted, which the Holder would have been entitled to receive if, immediately prior to any such reorganization, reclassification, consolidation, merger, sale or liquidating distribution, as the case may be, the Holder had held the number of shares of common capital stock of the Company that were then purchasable upon the exercise of the Warrants. In any such case, appropriate adjustment (as reasonably determined by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the holder of the Warrants such that the provisions of this Warrant (including provisions with respect to the Exercise Price) shall thereafter be applicable, as nearly as is reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of the Warrants; and

(3)

The adjustments provided for herein in the subscription rights represented by this Warrant are cumulative.

5

POLY SHIELD TECHNOLOGIES

Non-Transferrable Common Stock Purchase

Warrant Certificate

9.

 Reservation of Shares

The Company hereby agrees that at all times during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant such number of shares of Common Stock as shall be required for issuance of the Warrant Shares upon exercise of this Warrant.

10.

Mutilation or Loss of Warrant

Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

11.

Rights of the Holder

The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

12.

US Securities Matters

This Warrant and the Warrant Shares have not been registered under the Securities Act of 1933, as amended, (the “Securities Act”) and have been issued to the Holder for investment purposes and not with a view to the distribution of either the Warrant or the Warrant Shares.  Each certificate for the Warrant, the Warrant Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Company, setting forth the restrictions on transfer contained in this Section. The Holder understands that this Warrant and the Warrants Shares constitute “restricted securities” as defined in Rule 144.  By acceptance of this certificate, the Holder acknowledges and agrees that:

(1)

The Holder is acquiring this Warrant and the Warrant Shares for its own account for investment, with no present intention of dividing its interest with others or of reselling or otherwise disposing of all or any portion of the same;

(2)

The Holder does not intend any sale of this Warrant or the Warrant Shares either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstance;

(3)

The Holder has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for or which is likely to compel a disposition of this Warrant or the Warrant Shares;

(4)

The Holder is not aware of any circumstances presently in existence which are likely in the future to prompt a disposition of this Warrant or the Warrant Shares;

(5)

This Warrant and the Warrant Shares were offered to the Holder in direct communication between the Holder and the Company and not through any advertisement of any kind; and

(6)

The Holder has the financial means to bear the economic risk of the investment which it hereby agrees to make.

All certificates representing the Warrant Shares will be endorsed with a legend substantially as follows:

6

POLY SHIELD TECHNOLOGIES

Non-Transferrable Common Stock Purchase

Warrant Certificate

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS, AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.  SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”

In addition, the Holder will comply with all other applicable securities legislation in addition to the Securities Act to which the Holder is subject in selling or transferring any Warrants or Warrant Shares and the Company may refuse to register any sale or transfer not in compliance with such other securities legislation.

THIS WARRANT MAY ONLY BE EXERCISED BY A PERSON WHO QUALIFIES AS AN “ACCREDITED INVESTOR” PURSUANT TO RULE 501 OF REGULATION D OF THE SECURITIES ACT.

13.

Canadian Securities Matters

By acceptance of this certificate, the Holder acknowledges and agrees that the Company is an “OTC reporting issuer” as that term is defined in MI 51-105, and that the Warrant Shares will be, issued and sold pursuant to exemptions from the prospectus requirements of applicable Canadian securities laws.  The Holder further acknowledges and agrees that the Warrants and the Warrant Shares may not be traded in or from a jurisdiction in Canada unless such trade is made in accordance with the provisions of MI 51-105, the Holder will, and will cause its Affiliates to, comply with such conditions in making any trade of the Warrants or Warrant Shares in or from a jurisdiction in Canada and the Company will refuse to register any transfer of the Warrants or Warrant Shares made in connection with a trade of such securities in or from a jurisdiction in Canada and not made in accordance with the provisions of MI 51-105.  Notwithstanding the generality of the forgoing, as of the date hereof, MI 51-105 generally provides that securities may not be traded in or from a jurisdiction in Canada unless the following conditions have been met:

(a)

A four month period has passed from the later of (i) the date that the Company distributed the securities, and (ii) the date the securities were distributed by a control person of the Company;

(b)

If the person trading the securities is a control person of the Company, such person has held the securities for at least 6 months;

(c)

The number of securities that the person proposes to trade, plus the number of securities of the same class that such person has traded in the preceding 12 months, does not exceed 5% of the Company’s outstanding securities of the same class;

(d)

The trade is made through an investment dealer registered in a jurisdiction in Canada;

(e)

The investment dealer executes the trade through any of the over-the-counter markets in the United States;

(f)

There has been no unusual effort made to prepare the market or create a demand for the securities;

(i)

No extraordinary commission or other consideration is paid to a person for the trade;

7

POLY SHIELD TECHNOLOGIES

Non-Transferrable Common Stock Purchase

Warrant Certificate

(g)

If the person trading the securities is an insider of the Company, the person reasonably believes that the Company is not in default of securities legislation; and

(h)

All certificates representing the securities bear the Canadian restrictive legend set out in Section 13(1) of MI 51-105.

By acceptance of this certificate, the Holder represents and warrants to the Company that it is a resident of the jurisdiction set forth in the Holder’s address above, that it does not presently intend to trade the Warrants or the Warrant Shares in or from a jurisdiction in Canada.  If, after the date hereof, the Holder does intend to trade the Warrants or Warrant Shares in or from a jurisdiction in Canada, it will, prior to any such trade, re-submit all certificates representing the Warrant Shares to the Corporation for purposes of having the legend set out in Section 13(1) of MI 51-105 endorsed on such certificates.

14.

No Short Sales

By acceptance of this certificate, the Holder hereby agrees that it shall not, and shall not permit any Affiliate of the Holder to:

(i)

Engage in any short sales of any shares of any class of the Company’s capital stock;

(j)

Cause any other person, entity or group to engage in any short sales of any shares of any class of the Company’s capital stock; or

(k)

Otherwise act in concert, or in common enterprise, with any other person, entity or group with respect to engaging in short sales of any shares of any class of the Company’s common stock.

15.

Payment of Taxes

The Company shall not be required to pay any tax or other charge imposed in connection with the exercise of this Warrant or a permissible transfer involved in the issuance of any certificate for shares issuable under this Warrant in the name other than that of the Holder, and in any such case, the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the Company’s satisfaction that no such tax or other charge is due.

16.

Notices

Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon, (a) by personal delivery or telecopy, or (ii) one business day after deposit with a nationally recognized overnight delivery service such as Federal Express, with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by written notice to each of the other parties hereto.

COMPANY:

POLY SHIELD TECHNOLOGIES INC.

Attention: Chief Financial Officer

151 San Francisco Street, Suite 201,

San Juan, Puerto Rico 00901

Tel: 800-648-4287

HOLDER:

At the address set forth above.

8

POLY SHIELD TECHNOLOGIES

Non-Transferrable Common Stock Purchase

Warrant Certificate

17.

Governing Law

This Warrant shall be deemed to be a contract made under the laws of the State of Florida and for all purposes shall be governed by and construed in accordance with the laws of the State of Florida applicable to contracts to be made and performed entirely within the State of Florida.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and delivered by its duly authorized officer.

POLY SHIELD TECHNOLOGIES INC.

by its authorized signatory:

By: ______________________________

Name: ___________________________

Title: ____________________________

NOTICE OF EXERCISE FORM

TO:

POLY SHIELD TECHNOLOGIES INC.

A Delaware corporation (the “Company”)

Dear Sirs:

The undersigned (the “Subscriber”) hereby exercises the right to purchase and hereby subscribes for

_________________________________________

(Insert No. of Shares)

shares (the “Warrant Shares”) of the common stock, par value $0.001 per share (the “Common Stock”) of POLY SHIELD TECHNOLOGIES INC. referred to in the Non-Transferrable Common Stock Purchase Warrant Certificate  surrendered herewith according to the terms and conditions thereof and (check one):

[   ]

herewith makes payment by cash, certified check or bank draft of the purchase price in full for the Warrant Shares in accordance with the Warrant; or

[   ]

hereby notifies the Corporation that it is exercising the cashless exercise rights provided in the Warrant. (NOTE:  On exercise of the cashless exercise rights set out in the Warrant, the Subscriber shall not be entitled to that number of Warrant Shares set out above, but shall instead be entitled to that number of Warrant Shares resulting from the formula set out in Section 5 of the Warrant Certificate, with “C” being the number of Warrant Shares set out above.)

Please issue a certificate for the shares being purchased as follows in the name of the Subscriber:

NAME:
(Please Print)

ADDRESS:

The Subscriber represents and warrants to the Company that:

(a)

The Subscriber is an “accredited investor” as that term is defined in Rule 501 of Regulation D of the Securities Act of 1933 (the “Securities Act”)

(b)

The Subscriber has not offered or sold the Warrant Shares within the meaning of the Securities Act;

(c)

The Subscriber is acquiring the Warrant Shares for its own account for investment purposes, with no present intention of dividing its interest with others or of reselling or otherwise disposing of all or any portion of the same;

(d)

The Subscriber does not intend any sale of the Warrant Shares either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstance;

(e)

The Subscriber has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for or which is likely to compel a disposition of the Warrant Shares;

(f)

The Subscriber is not aware of any circumstances presently in existence which are likely in the future to prompt a disposition of the Warrant Shares;

(g)

The Warrant Shares were offered to the Subscriber in direct communication between the Subscriber and the Company and not through any advertisement of any kind;

(h)

The Subscriber has the financial means to bear the economic risk of the investment which it hereby agrees to make;

2

(i)

This subscription form will also confirm the Subscriber’s agreement as follows:

(i)

the Warrant Shares have not been registered under the Securities Act or applicable state “Blue Sky” laws and, therefore, the Warrant Shares may not be resold, transferred or hypothecated except pursuant to an effective registration statement under the Securities Act and any applicable state “Blue Sky” laws, or an opinion of counsel satisfactory to the Company to the effect that such registration is not necessary.  The Company will refuse to register any sale or transfer of the Warrant Shares not made in compliance with the Securities Act or any other applicable securities laws.

(ii)

Only the Company can take action to register the Warrant Shares under the Securities Act or applicable state securities law or to comply with the requirements for an exemption under the Securities Act or applicable state securities law.

(iii)

The certificates representing the Warrant Shares will be endorsed with a legend substantially as follows:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS, AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.  SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”

(j)

The Subscriber acknowledges and agrees that the Company is an “OTC reporting issuer” as that term is defined in Canadian Multilateral Instrument MI 51-105 – Issuers Quoted in the U.S. Over-the-Counter Markets of the Canadian Securities Administrators (“MI 51-105”), and that the Warrant Shares will be, issued and sold pursuant to exemptions from the prospectus requirements of applicable Canadian securities laws.  The Subscriber further acknowledges and agrees that the  Warrant Shares may not be traded in or from a jurisdiction in Canada unless such trade is made in accordance with the provisions of MI 51-105, the Subscriber comply with such conditions in making any trade of the Warrant Shares in or from a jurisdiction in Canada and the Company will refuse to register any transfer of the Warrant Shares made in connection with a trade of such securities in or from a jurisdiction in Canada and not made in accordance with the provisions of MI 51-105.

(k)

The Subscriber represents and warrants to the Company that it is a resident of the jurisdiction set forth in the address provided below, that it does not presently intend to trade the Warrant Shares in or from a jurisdiction in Canada.  If, after the date hereof, the Subscriber does intend to trade the Warrant Shares in or from a jurisdiction in Canada, it will, prior to any such trade, re-submit all certificates representing the Warrant Shares to the Corporation for purposes of having the legend set out in Section 13(1) of MI 51-105 endorsed on such certificates

Please deliver a warrant certificate in respect of the shares of common stock referred to in the warrant certificate surrendered herewith but not presently or previously subscribed for, to the Subscriber.

DATED this _____ day of __________________ , _________.

Signature of Subscriber: ____________________________

Name of Subscriber: _______________________________

Address of Subscriber: _____________________________